December 17, 2015

Pzena Mid Cap Focused Value Fund
Investor Class PZVMX
Institutional Class PZIMX

Pzena Emerging Markets Focused Value Fund
Investor Class PZVEX
Institutional Class PZIEX

Pzena Long/Short Value Fund
Investor Class PZVLX
Institutional Class PZILX

Each a series of Advisors Series Trust

Supplement to the Statement of Additional Information (“SAI”)
dated June 28, 2015, as supplemented on August 11, 2015

Effective immediately, the section entitled, “Master Limited Partnerships” on page 7 of the SAI has been deleted and replaced with the following:

Master Limited Partnerships and Other Publicly Traded Partnerships

Each Fund may invest in Master Limited Partnerships (“MLPs”) and other publicly traded partnerships (“PTPs”) formed as partnerships, limited partnerships or limited liability companies, the interests of which (known as “units”) are listed and traded on a securities exchange. Some PTPs, such as MLPs, provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in a PTP, he or she becomes a limited partner.  Certain of the PTPs in which the Funds may invest are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes.  These include MLPs and other entities qualifying under limited exceptions in the Internal Revenue Code of 1986, as amended.

Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property.  The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP.  The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP.  Thus, if the distributions received by a Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company (“RIC”) and avoid federal income and excise taxes.  Common units typically have priority as to minimum quarterly distributions.  In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of PTP units of a particular PTP also are exposed to a remote possibility of liability for the obligations of that PTP under limited circumstances not expected to be applicable to the Funds.  In addition, the value of a Fund’s investment in PTPs depends largely on the PTPs being treated as “qualified publicly traded partnerships” for federal income tax purposes.  If an PTP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation.  In that case, the PTP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes.  As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares.  In addition, if a PTP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the PTP.  Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.

To the extent that a limited partnership’s interests are all in a particular industry, the limited partnership will be negatively impacted by economic events adversely impacting that industry.   The risks of investing in a limited partnership are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation.  For example, investors in limited partnerships may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, limited partnerships may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the limited partnership to its investors.  In addition, investments in certain investment vehicles, such as PTPs and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.

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Please retain this Supplement with your
SAI for future reference.